Stan J.H. Lee and Co. CPAs
2182 Lemoine Avenue - Suite 2000
Fort Lee, NJ 07024
Tel) 201-681-7475
Fax) 815-846-7550

August 9, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re:     Webtech Investors Group, Inc.
             Letter pursuant to Item 304(a)(3) of Regulation S-B

Dear Sirs:

This firm audited the financial statements for Webtech International Investors Group, Inc. for the year ended December 31,2000. This firm agrees with the disclosure which Webtech International Investors Group, Inc., a/k/a DT Solutions, Inc. intends to make, in Item 4 of a Form 8-K which it intends to file with the Securities and Exchange Commission, of the reasons for its decision to change independent auditing firms.

Very truly yours,

Stan J.H. Lee and Co. CPAs

/s/ Stan J. H. Lee, CPA

Stan J.H. Lee, CPA, Principal


cc: Robert J. Mottern
    June M. Cuba